                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                ________________

                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                iShares Trust
                                 ---------------
             (Exact name of registrant as specified in its charter)

               State of Delaware                                 94-35127
 ...............................................           ......................
   (State of incorporation or organization)                     (IRS Employer
                                                            Identification No.)

    c/o Investors Bank and Trust Company
      200 Clarendon Street, Boston, MA                              02116
 ...............................................           ......................
   (Address of principal executive offices)                       (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:


      Title of each class                         Name of each exchange on which
        to be registered                          each class is to be registered
iShares S&P Global 100 Index Fund                     New York Stock Exchange
 .................................                 ..............................

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 333-92935

     Securities to be registered pursuant to Section 12(g) of the Act:  None.
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     Item 1.  Description of Registrant's Securities to be Registered

     Reference is made to the Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A dated July 27, 2000 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729), which is incorporated herein by reference.

Item 2.  Exhibits

1. Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A dated May 12, 2000 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729) (the "Registration Statement").

2. Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

3. Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by Reference to Exhibit 3 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, dated May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         iSHARES TRUST
Date:  November  16, 2000


                                         By: /s/ Sandra I. Madden
                                             ---------------------------
                                         Sandra I. Madden
                                         Assistant Secretary
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         iSHARES TRUST
Date:  November  16, 2000


                                         By: /s/ Sandra I. Madden
                                             ---------------------------
                                         Sandra I. Madden
                                         Assistant Secretary